LOANS PAYABLE AND LONG TERM DEBT (Tables)	12 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
Schedule Of Loans Payable and Long Term Debt [Table Text Block]
Loans payable and long term debt consisted of the following:

	March 31, 2013		March 31, 2012
	Current	Long- Term	Current	Long- Term
Note payable to First Niagara Bank in 60 monthly installments of $1,180, including interest at the rate of 9.00% per annum; Final payment in September 2012 ; Secured by vehicle purchased with proceeds of loan	$—	$—	$6,923	$—

Capital lease payable to Shimadzu Financial Services; 24 payments of $594; Final payment due in March 2014	6,295	—	6,393	6,295

Balance due on Treppel Credit Line (note 2)	600,000	—	—	—

TOTAL	$606,295	$—	$13,316	$6,295